UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FERRO CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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FERRO CORPORATION COMMENTS ON ISS RECOMMENDATION

Urges Ferro Shareholders to Vote FOR All of the Company’s Director Nominees on the WHITE Proxy Card Today

CLEVELAND—May 1, 2013—Ferro Corporation (NYSE: FOE, the “Company”) today issued the following statement in response to the Institutional Shareholder Services (“ISS”) report regarding Ferro’s 2013 Annual Meeting of Shareholders to be held on May 15, 2013:

While we are pleased that ISS recognizes that FrontFour Group nominee Nadim Qureshi does not merit election to Ferro’s Board of Directors, we strongly believe that ISS reached the wrong conclusion in failing to recommend that shareholders elect all of the Company’s highly qualified and experienced nominees. We reiterate our Board’s unanimous recommendation that shareholders vote “FOR” all of the Company’s nominees on the WHITE proxy card.

Ferro’s Board is committed to driving enhanced shareholder returns, as exemplified in the continued execution of Ferro’s value creation strategy, which has already begun to yield strong results. In fact, Ferro recently announced strong first quarter 2013 earnings, increased full year earnings guidance and additional cost savings projections through 2014.

The Ferro Board’s nominees are proven business leaders with a diverse range of complementary experience in chemicals and materials, finance, and M&A, as well as other areas essential to ensure the continued successful execution of Ferro’s strategy and to deliver greater value for shareholders.

The Ferro Board unanimously recommends that shareholders protect their investment and support the Company’s value creation strategy by voting the WHITE proxy card today as advocated by your Board and by simply discarding any Green proxy card they may receive from the FrontFour Group.

Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE proxy card,

or need additional assistance, please contact the firm

assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (888) 750-5834

Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any Green proxy card sent to you by the FrontFour Group, even as a protest vote. If you have previously submitted a Green proxy card, you can revoke that proxy by using the enclosed WHITE proxy card to vote by telephone or by Internet, or by simply signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

Ferro’s definitive proxy materials are available on the SEC’s website at www.sec.gov.

About Ferro Corporation

Ferro Corporation (http://www.ferro.com) is a leading global supplier of technology-based performance materials and chemicals for manufacturers. Ferro products are sold into the building and construction, automotive, appliances, electronics, household furnishings, and industrial products markets. Headquartered in Mayfield Heights, Ohio, the Company has approximately 4,700 employees globally and reported 2012 sales of $1.8 billion.

Cautionary Note on Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of Federal securities laws. These statements are subject to a variety of uncertainties, unknown risks, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following:

•	demand in the industries into which Ferro sells its products may be unpredictable, cyclical, or heavily influenced by consumer spending;

•	Ferro’s ability to successfully implement its value creation strategy;

•	Ferro’s ability to successfully implement and/or administer its cost-saving initiatives, including its restructuring programs, and to produce the desired results, including projected savings;

•	restrictive covenants in the Company’s credit facilities could affect its strategic initiatives and liquidity;

•	Ferro’s ability to access capital markets, borrowings, or financial transactions;

•	the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques;

•	the availability of reliable sources of energy and raw materials at a reasonable cost;

•	currency conversion rates and economic, social, regulatory, and political conditions around the world;

•	Ferro’s presence in certain geographic regions, including Latin America and Asia-Pacific, where it can be difficult to compete lawfully;

•	increasingly aggressive domestic and foreign governmental regulations on hazardous materials and regulations affecting health, safety, and the environment;

•	Ferro’s ability to successfully introduce new products or enter into new growth markets;

•	sale of products into highly regulated industries;

•	limited or no redundancy for certain of the Company’s manufacturing facilities and possible interruption of operations at those facilities;

•	Ferro’s ability to complete future acquisitions or dispositions, or successfully integrate future acquisitions;

•	competitive factors, including intense price competition;

•	Ferro’s ability to protect its intellectual property or to successfully resolve claims of infringement brought against the Company;

•	management of Ferro’s general and administrative expenses;

•	Ferro’s multi-jurisdictional tax structure;

•	the impact of the Company’s performance on its ability to utilize significant deferred tax assets;

•	the effectiveness of strategies to increase Ferro’s return on capital;

•	the impact of operating hazards and investments made in order to meet stringent environmental, health, and safety regulations;

•	stringent labor and employment laws and relationships with the Company’s employees;

•	the impact of requirements to fund employee benefit costs, especially post-retirement costs;

•	implementation of new business processes and information systems;

•	the impact of interruption, damage to, failure, or compromise of the Company’s information systems;

•	exposure to lawsuits in the normal course of business;

•	risks and uncertainties associated with intangible assets;

•	Ferro’s borrowing costs could be affected adversely by interest rate increases;

•	liens on the Company’s assets by its lenders affect its ability to dispose of property and businesses;

•	Ferro may not pay dividends on its common stock in the foreseeable future; and

•	other factors affecting the Company’s business that are beyond its control, including disasters, accidents, and governmental actions.

The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations.

This release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after the date of this release. Additional information regarding these risks can be found in our Annual Report on Form 10-K for the period ended December 31, 2012.

CONTACT:    Ferro Corporation

Investor Contact:

John Bingle, 216-875-5411

Treasurer and Director of Investor Relations

john.bingle@ferro.com

or

Media Contact:

Mary Abood, 216-875-5401

Director, Corporate Communications

mary.abood@ferro.com

EGAN-JONES JOINS GLASS LEWIS IN RECOMMENDING THAT FERRO SHAREHOLDERS

VOTE ‘FOR’ THE ELECTION OF ALL FERRO BOARD NOMINEES

Egan-Jones Recommends Shareholders Vote the WHITE Proxy Card Today

CLEVELAND—May 7, 2013—Ferro Corporation (NYSE: FOE, the “Company”) today announced that Egan-Jones Proxy Services (Egan-Jones), one of the nation’s leading proxy advisory firms, has recommended that their clients vote “FOR” the Company’s directors – Richard C. Brown, Gregory E. Hyland and Ronald P. Vargo – on the WHITE proxy card at the 2013 Annual Meeting of Shareholders to be held on May 15, 2013.

In its report dated May 6, 2013, Egan Jones stated:*

•	“[W]e believe that voting the management ballot and voting for management’s nominees is in the best interest of the Company and its shareholders.”

•	“We believe that the Company’s strategy and execution are realizing results beneficial to the shareholders.”

•	“[W]e believe that the dissidents have not offered a persuasive strategic plan that would likely maximize shareholder value.”

•	“[E]fforts being made by the dissidents could disrupt the ongoing efforts of the management toward implementation of its strategic plan.”

•

“In our view, the current management slate, as contrasted with the dissidents’ nominees, possess relevant, valuable skills and expertise which should help the Company deliver on its ongoing plan for shareholder value maximization. Hence, no change is warranted.”

Ferro issued the following statement in connection with the Egan Jones proxy advisory report:

We are pleased that Egan-Jones has joined Glass Lewis in its recommendation that Ferro shareholders vote for all of the Company’s nominees. The Ferro Board of Directors believes that the continued execution of the value creation strategy offers the greatest value to all Ferro shareholders. The Board has proven that it can drive value in the short-term, as demonstrated by Ferro’s strong first quarter results, while executing on a strategy designed to produce even greater long-term value.

We strongly urge all Ferro shareholders to follow the recommendation of two out of the three leading proxy advisory firms and protect the value of their investment by voting “FOR” the Company’s directors on the WHITE proxy card.

TIME IS SHORT, AND YOUR VOTE IS IMPORTANT—

PLEASE VOTE TODAY!

We encourage shareholders to vote their WHITE proxy card by telephone or by

Internet to ensure that their shares are represented

at the May 15th Annual Meeting.

If you have questions about how to vote your shares on the WHITE proxy card,

please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (888) 750-5834

Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any Green proxy card sent to you by the FrontFour Group, even as a protest vote. If you have previously submitted a Green proxy card, you can revoke that proxy by using the enclosed WHITE proxy card to vote by telephone or by Internet.

*	Permission to use quotations was neither sought nor obtained. Ferro does not by its reference above imply its endorsement of or concurrence with such opinions, estimates, or forecasts.

Ferro’s definitive proxy materials are available on the SEC’s website at www.sec.gov.

About Ferro Corporation

Ferro Corporation (http://www.ferro.com) is a leading global supplier of technology-based performance materials and chemicals for manufacturers. Ferro products are sold into the building and construction, automotive, appliances, electronics, household furnishings, and industrial products markets. Headquartered in Mayfield Heights, Ohio, the Company has approximately 4,700 employees globally and reported 2012 sales of $1.8 billion.

Cautionary Note on Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of Federal securities laws. These statements are subject to a variety of uncertainties, unknown risks, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following:

•	demand in the industries into which Ferro sells its products may be unpredictable, cyclical, or heavily influenced by consumer spending;

•	Ferro’s ability to successfully implement its value creation strategy;

•	Ferro’s ability to successfully implement and/or administer its cost-saving initiatives, including its restructuring programs, and to produce the desired results, including projected savings;

•	restrictive covenants in the Company’s credit facilities could affect its strategic initiatives and liquidity;

•	Ferro’s ability to access capital markets, borrowings, or financial transactions;

•	the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques;

•	the availability of reliable sources of energy and raw materials at a reasonable cost;

•	currency conversion rates and economic, social, regulatory, and political conditions around the world;

•	Ferro’s presence in certain geographic regions, including Latin America and Asia-Pacific, where it can be difficult to compete lawfully;

•	increasingly aggressive domestic and foreign governmental regulations on hazardous materials and regulations affecting health, safety, and the environment;

•	Ferro’s ability to successfully introduce new products or enter into new growth markets;

•	sale of products into highly regulated industries;

•	limited or no redundancy for certain of the Company’s manufacturing facilities and possible interruption of operations at those facilities;

•	Ferro’s ability to complete future acquisitions or dispositions, or successfully integrate future acquisitions;

•	competitive factors, including intense price competition;

•	Ferro’s ability to protect its intellectual property or to successfully resolve claims of infringement brought against the Company;

•	management of Ferro’s general and administrative expenses;

•	Ferro’s multi-jurisdictional tax structure;

•	the impact of the Company’s performance on its ability to utilize significant deferred tax assets;

•	the effectiveness of strategies to increase Ferro’s return on capital;

•	the impact of operating hazards and investments made in order to meet stringent environmental, health, and safety regulations;

•	stringent labor and employment laws and relationships with the Company’s employees;

•	the impact of requirements to fund employee benefit costs, especially post-retirement costs;

•	implementation of new business processes and information systems;

•	the impact of interruption, damage to, failure, or compromise of the Company’s information systems;

•	exposure to lawsuits in the normal course of business;

•	risks and uncertainties associated with intangible assets;

•	Ferro’s borrowing costs could be affected adversely by interest rate increases;

•	liens on the Company’s assets by its lenders affect its ability to dispose of property and businesses;

•	Ferro may not pay dividends on its common stock in the foreseeable future; and

•	other factors affecting the Company’s business that are beyond its control, including disasters, accidents, and governmental actions.

The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations.

This release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after the date of this release. Additional information regarding these risks can be found in our Annual Report on Form 10-K for the period ended December 31, 2012.

CONTACT:    Ferro Corporation

Investor Contact:

John Bingle, 216-875-5411

Treasurer and Director of Investor Relations

john.bingle@ferro.com

or

Media Contact:

Mary Abood, 216-875-5401

Director, Corporate Communications

mary.abood@ferro.com